Exhibit 23.1

                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS



We hereby consent to theuse in this Registration Statement on Form SB-2 of our report dated July 16, 2001, relating to the consolidated financial statements of Versacom International, Inc. and Subsidiaries, and to the reference to our Firm under the caption "Experts" in the Prospectus.




                                                             KAUFMAN, ROSS & CO.



Miami, Florida
December 5, 2001